UNITED STATES SECURITIES AND

EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 1, 2011

AGENT155 MEDIA CORP.
(Formerly Freshwater Technologies Inc.)

(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation)

000-53871
(Commission File Number)

98-0508360
(IRS Employer Identification No.)

1555 California Street, Suite 309, Denver, CO, 80202
(Address of principal executive offices and Zip Code)

(646) 770-5518
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02 Unregistered Sales of Equity Securities

Pursuant to consulting agreements with three consultants, on November 7, 2011, a total of 3,000,000 shares of S-8 free trading common stock were issued by the Company for compensation for their consulting services.

Pursuant to a convertible note of Agent155 Media Corp.(formerly Freshwater Technologies Inc.) dated as of May 3, 2010 for $3,500, the investor converted $3,500 on November 1, 2011 at a conversion price of $0.036 for 158,333 shares of our common stock.

These issuances brought the total number of issued and outstanding shares of the company to 117,847,172.

These issuances of our shares were made pursuant to the exemption from the registration requirements of the United States Securities Act of 1933, as amended (the “Act”), provided by Section 4(2) of the Act.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AGENT155 MEDIA CORP.
(Formerly FRESHWATER TECHNOLOGIES, INC.)

Christopher J. Martinez
President, CEO, CFO, Secretary, Treasurer and Director

Date: November 8, 2011